UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2011

ABM Industries Incorporated
 (Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Fifth Avenue, Suite 300, New York, New York	10176
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 297-0200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Steven M. Zaccagnini, Executive Vice President, is leaving ABM Industries Incorporated (the “Company”) on January 15, 2012. Mr. Zaccagnini’s responsibilities relating to the Company are being transferred to other current officers of the Company. Mr. Zaccagnini will remain an employee of the Company through January 15, 2012. Mr. Zaccagnini will be eligible to receive severance in accordance with the terms of his employment agreement in the form previously filed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM INDUSTRIES INCORPORATED

Dated: October 18, 2011	By: /s/ Sarah McConnell
Sarah H. McConnell
Senior Vice President and General Counsel